Net loss per common unit (Details-Basic and diluted net loss per common unit) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Net Loss Per Common Unit
Net loss attributable to unitholders (in thousands)	$ (73,151)	$ (58,583)
Weighted-average units used in computing net loss per unit, basic and diluted	33,048,809	32,426,264
Net loss per common and preferred unit, basic and diluted	$ (2.21)	$ (1.81)